EXHIBIT 23(a)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 21, 2000 included in Liz Claiborne, Inc.'s Annual Report on Form 10-K for the fiscal year ended January 1, 2000.



                                       /s/ Arthur Andersen LLP

                                       ARTHUR ANDERSEN LLP


New York, New York
January 26, 2001